Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 482,901,629.40
Previously Paid Amount	66,647.06
Total Fee Amount	66,688.72
Total Offset Amount	0.00
Net Fee	$ 41.66